UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 24, 2016

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following actions relative to salary and performance-based awards for the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated March 26, 2015 (the “NEOs”):

Named Executive Officer	2016 Base Salary (1)
Blake W. Nordstrom Co-President	$758,500
Peter E. Nordstrom Co-President	$758,500
Erik B. Nordstrom Co-President	$758,500
Michael G. Koppel Executive Vice President and Chief Financial Officer	$790,000
Kenneth J. Worzel Executive Vice President, Strategy and Development	$615,000

(1)	Represents NEOs’ base salaries effective as of April 1, 2016, set by the Committee on February 24, 2016. Reported amounts reflect increases in base compensation of $18,500 each for Blake Nordstrom, Peter Nordstrom and Erik Nordstrom, $20,000 for Michael Koppel and $15,000 for Kenneth Worzel.

Nordstrom follows a pay-for-performance philosophy. The Company’s compensation plans are designed to encourage NEOs to focus on goals that align with business strategy, operating performance and shareholder interests. In support of our philosophy, performance-based awards pay out only when pre-determined performance results are achieved. Because Company results during fiscal year 2015 did not meet the pre-established performance targets set by the Committee under the shareholder-approved Nordstrom, Inc. Executive Management Bonus Plan (the “Bonus Plan”), no bonuses were awarded to the NEOs for the year.

The Committee also determined to award stock option grants to the Company’s five NEOs, effective February 29, 2016, the first open window trading date after Committee approval. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan (the “Equity Plan”) and have a term of ten years with an exercise price equivalent to the closing price of the Company’s Common Stock on February 29, 2016. Vesting occurs at a rate of 25% annually, beginning one year from the tenth day of the month immediately following the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including the risk-free interest rate, volatility, dividend yield and expected life. The formula for determining the number of options granted is:

Number of Options = (base pay x LTI%) / option fair value

The form of the 2016 Nonqualified Stock Option Grant Agreement is attached hereto as Exhibit 10.1. The number of options actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

On February 24, 2016, the Committee also determined to award Restricted Stock Units (“RSUs”) to the Company’s five NEOs pursuant to the terms of the Equity Plan. The RSU awards are effective February 29, 2016. RSUs entitle the participant to settle in shares of Company Common Stock. Vesting occurs at a rate of 25% annually, beginning one year from the tenth day of the month immediately following the date of grant. The number of RSUs to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an RSU. The fair value of an RSU is calculated as the stock price as of the effective date less the present value of Company stock dividends over the vesting period. This calculation requires the input of certain assumptions, including the risk-free interest rate and the expected Company stock dividends. The formula for determining the number of RSUs granted is:

Number of RSUs = (base pay x LTI%) / RSU fair value

The form of 2016 Restricted Stock Unit Award Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2. The number of RSUs actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

On February 24, 2016, the Committee also determined to award Performance Share Units (“PSUs”) to the Company’s five NEOs pursuant to the terms of the Equity Plan. The PSU awards are effective February 29, 2016. Commencing with the 2016 grant, PSUs may only be settled in shares of Company Common Stock upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or a combination of certain performance criteria enumerated in the Equity Plan. The 2016 PSUs may be earned over a three-year period from fiscal year 2016 through fiscal year 2018. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s total shareholder return compared to the total shareholder return of companies in the Standard & Poor’s 500, as composed on the first day of the performance cycle, during that same period. Total shareholder return is based on a 30 trading-day closing price average that is established both prior to the beginning of the performance cycle and prior to the end of the performance cycle. The formula for determining the number of PSUs granted is:

Number of PSUs = (base pay x LTI%) / stock price on the effective date

The form of the 2016 Performance Share Award Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3. The number of PSUs actually awarded to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

Also on February 24, 2016, the Committee certified the level of attainment of the pre-established performance goals for the 2013 PSU grant relating to fiscal years 2013 through 2015 at 75%. Pursuant to elections made in advance of vesting, Erik Nordstrom elected to settle any vested PSUs in shares of Company Common Stock, and each of the other NEOs elected to settle any vested PSUs in cash. The number of PSUs vested and the corresponding cash payment to settle the PSUs for each of the NEOs was as follows:

Named Executive Officer	2013 PSUs Vested	Shares Received in Settlement of PSUs	Value of PSUs Paid in Cash
Blake W. Nordstrom Co-President	6,528.00	—	$320,525
Peter E. Nordstrom Co-President	6,528.00	—	$320,525
Erik B. Nordstrom Co-President	6,528.00	6,528.00	—
Michael G. Koppel Executive Vice President and Chief Financial Officer	4,406.25	—	$216,347
Kenneth J. Worzel Executive Vice President, Strategy and Development	2,657.25	—	$130,471

Also on February 24, 2016, the Committee approved an amendment to the Nordstrom Leadership Separation Plan (the “Separation Plan”). Under the terms of the amendment, only eligible leadership level employees who are involuntarily terminated because their job is eliminated will be entitled to receive benefits under the Separation Plan. In addition, the amendment clarifies the authority of the Company’s senior officer with responsibility for human resources to amend the Separation Plan for any reason, so long as such amendment neither increases nor decreases benefits payable under the Separation Plan. This summary of Amendment 2016-1 to the Nordstrom Leadership Separation Plan is qualified in its entirety by the text of the amendment, which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of the 2016 Nonqualified Stock Option Grant Agreement

10.2	Form of the 2016 Restricted Stock Unit Award Agreement

10.3	Form of the 2016 Performance Share Unit Award Agreement

10.4	Amendment 2016-1 to Nordstrom Leadership Separation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 1, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of the 2016 Nonqualified Stock Option Grant Agreement

10.2	Form of the 2016 Restricted Stock Unit Award Agreement

10.3	Form of the 2016 Performance Share Unit Award Agreement

10.4	Amendment 2016-1 to Nordstrom Leadership Separation Plan

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